ASCEND Top-Line Results February 25, 2014 Exhibit 99.1

Forward-looking Statements
This presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private
Securities Litigation Reform Act of 1995. Investors are cautioned that, without limitation, statements in this presentation regarding InterMune's plans and expectations; the estimated patient populations suffering from IPF and market potential for pirfenidone in the United States, including potential pricing estimates; InterMune's expectations regarding the timing for resubmission of its new drug application with the FDA for pirfenidone; the potential to make pirfenidone available as a medicine to IPF patients in the United States; anticipated timing of initiating a commercial launch for pirfenidone and the size of a commercial salesforce to market pirfenidone in the Unites States; InterMune’s intention to present additional data on the ASCEND trial at the American Thoracic Society meeting in May 2014; and expectations regarding the regulatory approval process and prospects for success thereof are forward-looking statements. All forward-looking statements included in this presentation are based on information available to InterMune as of the date hereof, and InterMune assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in detail under the heading “Risk Factors” in InterMune’s periodic reports filed with the
SEC, including but not limited to the following: (i) the risks related to the uncertain, lengthy and expensive clinical development process for the company’s product candidates; (ii) risks related to the regulatory process for pirfenidone, including that the results of the ASCEND trial may not be satisfactory to the FDA to receive regulatory approval; (iii) risks related to unexpected regulatory actions or delays or government regulation generally; (iv) risks related to the company’s manufacturing strategy; (v) government, industry and general public pricing pressures; (vi) risks related to the company’s ability to successfully launch and commercialize pirfenidone; and (vii) the company’s ability to maintain intellectual property protection. The risks and other factors discussed above should be considered only in connection with the risks and other factors discussed in detail in InterMune’s Form 10-K and its other periodic reports filed with the SEC, which are also available at www.intermune.com.

Topics of Today’s Call IPF Disease Overview 2 ASCEND Top-Line Results NDA Resubmission Timeline Questions and Answers Assessing Clinically Meaningful Changes in Forced Vital Capacity (FVC)

Dan Welch Chairman, CEO and President

Our Franchise: Idiopathic Pulmonary Fibrosis (IPF)
A Large, Lethal Orphan Disease
Progressive scarring of the
lungs with no known cause
– Median survival: 2-5
years*
Large market in North
America + European Top-15:
– 118K to 158K prevalence
– 28K to 37K incidence
Esbriet
®
is the only approved
IPF medicine in Europe or
Canada
% Patients Surviving at 5 Years
100
0
80
60
40
20
Lung
Cancer
IPF Ovarian
Cancer
PAH Colo-
rectal
Cancer
Breast
Cancer
* Bjoraker JA, Am J Respir Crit Care Med. 1998 Jan; 157(1):199-203.

IPF in the United States
Large Orphan Disease
– Incidence ~ 15-20K/year
– Prevalence ~ 30-50K mild/moderate
Desperate Unmet Need
– No FDA-approved IPF medicines
Attractive Business Model
– Value based, orphan disease pricing
– Small molecule margins
– No third-party royalties
– Specialty target audience: 3,000 MDs
– Targeted salesforce of ~ 75 - 100 reps
U.S. IPF Prevalence
Mild to Moderate
(30,000-50,000)
Severe
(~20,000)

Jonathan Leff, M.D. EVP, Research and Development

Clinically Meaningful Changes in FVC in IPF Studies (1)
How to Determine a Clinically Relevant Change
The Clinical Reality:
– Disease heterogeneity – individuals progress at different rates
– A population mean may underrepresent the true clinical impact to an individual
– Therefore group MEAN decline in FVC is not the most informative measure of treatment effect for individual patients
What is the minimal clinically important difference (MCID) in FVC in IPF patients?
– MCID is the difference to an individual patient that is meaningful
– MCID for percent predicted FVC (%FVC) in an IPF patient is 2-6%*
– %FVC declines of 10% in an IPF patient translate to ~4-8X increased risk of death
+
Categorical Change in %FVC is the clinically meaningful metric:
Proportion of patients with a %FVC decline   10%
7
* du Bois RM Am J Respir Crit Care Med 184: 1382-9, 2011
+
du Bois RM Am J Respir Crit Care Med 184: 459-66, 2011

Why is Categorical Change in FVC clinically meaningful?
– Measures changes in an individual patient
– Addresses the statistical challenge of the population mean
– Can be easily tied to the MCID (a population mean cannot)
– Relevant to clinicians and regulators
– Esbriet label in Europe and Canada only reference Categorical FVC
Change
Categorical FVC Change: Measure of Clinical Meaningfulness in ASCEND
displayed two ways:
• Proportion of patients with a %FVC decline   10%
• Proportion of patients with no decline in %FVC
Clinically Meaningful Changes in FVC in IPF Studies (2)

The ASCEND Study: A Randomized, Double-blind, Placebo Controlled Trial of Pirfenidone in Patients with Idiopathic Pulmonary Fibrosis

ASCEND Study Design: Overview
Randomized, double-blind, placebo controlled trial
Eligible patients randomized (1:1) to treatment with
pirfenidone 2403 mg/d or matched placebo for 52 weeks
Centralized review of HRCT, SLB, spirometry and deaths
instituted to confirm eligibility and ensure high-quality
efficacy assessments
127 sites in 9 countries (U.S., Australia, Brazil, Croatia,
Israel, Mexico, New Zealand, Peru, and Singapore)

ASCEND Study Design: Pre-Specified Efficacy
Endpoints
Primary Endpoint: %FVC Change from Baseline to Week 52
– Primary analysis: Rank ANCOVA model
– Magnitude of effect: categorical analysis of 2 clinically important thresholds of change ( 10% decline or death, no decline)
Key Secondary Endpoints*
– 6MWT distance (6MWD) change in meters from Baseline to Week 52
– Progression-free survival (PFS)
†
Additional Secondary Endpoints
– All-cause mortality (ASCEND alone and pooled with CAPACITY)
– Treatment-emergent IPF-related mortality (ASCEND alone and pooled with
CAPACITY)
– Dyspnea change from Baseline to Week 52 (UCSD SOBQ score)

* Tested for multiple comparisons using the Hochberg procedure
† Defined as time to first occurrence of death, confirmed 10% absolute decline in FVC, or confirmed 50 m decline in 6MWD

ASCEND Study: Key Eligibility Criteria
Age 40–80 years
Confident diagnosis of IPF based on central review of
HRCT +/- SLB
Percent predicted FVC 50% and 90%
Percent predicted DLco 30% and 90%
FEV
1
/FVC ratio 0.80
6MWD 150 m

Primary Efficacy Analysis: %FVC Change at Week 52
Relative Difference 54.0%** 58.0%** 57.8%** 47.9%*

Pirfenidone (N=278)
Placebo (N=277)
p<0.000001*
Proportion of Patients with %FVC Decline 10% or Death
*Rank ANCOVA (pirfenidone vs. placebo)
**Rank ANCOVA p<0.0001
0
10
20
30
0 13 26 39 52
Week

Primary Efficacy Analysis: %FVC Change at Week 52
*Rank ANCOVA (pirfenidone vs. placebo at week 52)
47.9% Reduction
132.5% Increase
14
Proportion of Patients with Clinically Important Thresholds of %FVC Change
p<0.000001*
0
10
20
30
40
10% Decline or Death No Decline (Change >0%)
Pirfenidone (N=278)
Placebo (N=277)
>

Key Secondary Endpoints*: 6MWD and PFS

Relative
Reduction
P-value
(Rank ANCOVA)
6MWD Results 27.5% 0.0360
Proportion of Patients with 6MWD Decline 50 meters or Death
Hazard Ratio
(95% CI)
P-value
(Log Rank)
PFS Results
0.57
(0.43-0.77)
0.0001
Progression-Free Survival (PFS)**
*Two key secondary endpoints pre-specified with Hochberg procedure for alpha control
**Defined as time to first occurrence of death, confirmed 10% absolute decline in %FVC, or confirmed 50 m decline in 6MWD

Pre-Specified Mortality Analyses:
ASCEND Only
Patients, n (%)
HR
(95% CI) P-value
‡
All-cause mortality 0.55 (0.26–1.15) 0.1045
Treatment-emergent
IPF-related mortality*
0.44 (0.11–1.72) 0.2258
* Deaths adjudicated by mortality assessment committee as directly related to IPF
† Occurring during treatment period (from first dose up to 28 days after last dose of study drug)
‡ Log-rank test

†

Pre-Specified Mortality Analyses:
ASCEND and CAPACITY (52-week data) Pooled
Patients, n (%)
HR
(95% CI) P-value
‡
All-cause mortality 0.52 (0.31–0.87) 0.0107
Treatment emergent
IPF-related
mortality*
0.32 (0.14–0.76) 0.0061
* Deaths adjudicated by mortality assessment committee (ASCEND) or investigator (CAPACITY) as directly related to
IPF and does not include deaths in CAPACITY beyond one year
† Occurring during treatment period (from first dose up to 28 days after last dose of study drug)
‡ Log-rank test

†

Overall Safety Results

Pirfenidone was generally safe and well tolerated with only 4% more treatment discontinuations due to AEs than placebo
The most common AEs with higher incidence in the pirfenidone group were primarily gastrointestinal (e.g., nausea and dyspepsia) and skin-
related (e.g., rash)
Aminotransferase elevations 3 times the ULN occurred in 2.9% versus
0.7% in placebo, were reversible and were an infrequent cause of treatment discontinuation
The safety profile of pirfenidone was generally consistent with observations from our previous Phase 3 CAPACITY studies, open-label extension studies and post-marketing experience

Summary of Treatment Emergent Adverse Events*
Patients (%)
Pirfenidone
(N=278)
Placebo
(N=277)
Any adverse event 277 (99.6%) 272 (98.2%)
Grade 3 58 (20.9%) 61 (22.0%)
Grade 4 8 (2.9%) 14 (5.1%)
Any serious adverse event (SAE) 55 (19.8%) 69 (24.9%)
Hospitalizations due to respiratory,
thoracic, and mediastinal SAEs**
10 (3.6%) 31 (11.2%)
Treatment-emergent death 8 (2.9%) 15 (5.4%)
Any AE leading to treatment D/C 40 (14.4%) 30 (10.8%)
* Occurring during treatment period (from first dose up to 28 days after last dose of study drug)
**SAEs in MedDRA system organ class

Summary of Top-Line  ASCEND Results
Primary efficacy endpoint of FVC change achieved (p<0.000001) with clinically meaningful effect size
Both key secondary endpoints of 6MWD and PFS achieved
Effect not demonstrated on dyspnea (UCSD SOBQ)
Additional secondary endpoints showed evidence of an effect on mortality
Pirfenidone was generally safe and well tolerated with few treatment discontinuations

Dan Welch Chairman, CEO and President

Next Steps Anticipate NDA resubmission by early Q3 2014 Class 2 NDA resubmission; six-month review If approved, a U.S. launch could occur in Q2 2015. 22

Questions and Answers